Exhibit 99.1

Investor Visits February 2009

Forward-Looking Statements and Where to Find Additional Information This presentation contains certain forward-looking information about PacWest Bancorp that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. All references herein to PacWest are intended to refer to PacWest and its predecessor First Community Bancorp. All statements other than statements of historical fact are forward-looking statements. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, implied or projected by, such forward-looking statements. Risks and uncertainties include, but are not limited to: planned acquisitions and related cost savings cannot be realized or realized within the expected time frame; lower than expected revenues; credit quality deterioration which could cause an increase in the allowance for credit losses and a reduction in net earnings; increased competitive pressure among depository institutions; the Company’s ability to complete announced acquisitions, to successfully integrate acquired entities, or to achieve expected synergies and operating efficiencies within expected time-frames or at all; the integration of acquired businesses costs more, takes longer or is less successful than expected; the possibility that personnel changes will not proceed as planned; the cost of additional capital is more than expected; a change in the interest rate environment reduces interest margins; asset/liability repricing risks and liquidity risks; pending legal matters may take longer or cost more to resolve or may be resolved adversely to the Company; general economic conditions, either nationally or in the market areas in which the Company does or anticipates doing business, are less favorable than expected; environmental conditions, including natural disasters, may disrupt our business, impede our operations, negatively impact the values of collateral securing the Company’s loans or impair the ability of our borrowers to support their debt obligations; the economic and regulatory effects of the continuing war on terrorism and other events of war, including the war in Iraq; legislative or regulatory requirements or changes adversely affecting the Company’s business; changes in the securities markets; regulatory approvals for any acquisitions cannot be obtained on the terms expected or on the anticipated schedule; and, other risks that are described in PacWest’s (including its predecessor’s) public filings with the U.S. Securities and Exchange Commission (the “SEC”). If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, PacWest’s results could differ materially from those expressed in, implied or projected by such forward-looking statements. PacWest assumes no obligation to update such forward-looking statements. For a more complete discussion of risks and uncertainties, investors and security holders are urged to read the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and other reports filed by PacWest or First Community with the SEC. The documents filed by PacWest with the SEC may be obtained at PacWest Bancorp’s website at www.pacwestbancorp.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from PacWest by directing a request to: PacWest Bancorp c/o Pacific Western Bank, 275 North Brea Boulevard, Brea, CA 92821. Attention: Investor Relations. Telephone 714-671-6800.

NASDAQ Symbol PACW Fully Diluted Shares 32.4 Million* Market Capitalization $452.7 Million ** Average Volume 411,033 shares per day ** Dividends Per Share $1.28 per year (8.78% yield) ** (Annualized) Analyst Coverage Credit Suisse FIG Partners Fox-Pitt, Kelton Friedman Billings Ramsey Keefe, Bruyette & Woods, Inc. Noble Financial Stern Agee & Leach, Inc. * Pro forma fully diluted shares at 12/31/08 reflecting shares issued in connection with the private placement to CapGen Capital Group II LP on January 14, 2009 ** Per share price of $14.58 as of February 25, 2009 Stock Summary

PacWest Bancorp Overview Operating Principles & Objectives Credit DDA & NIM Trends Expense Control Acquisition Strategy Performance Charts

Overview Source: Company Filings Commercial Banking Focus in Southern California $4.5 Billion in Assets at December 31, 2008 61 Offices Throughout Southern California Acquisitions PACW is the Culmination of 19 Bank and Finance Company Acquisitions and 1 Deposit Acquisition Acquisitions Augment Organic Growth Strong Tangible Capital Levels Pro Forma for the Company at 12/31/08 $435.8 Million $13.46 Per Share 9.8% of Tangible Assets For the Bank at 12/31/08 $450.6 Million 10.1% of Tangible Assets Operating Statistics For the month of December 2008 NIM – 4.61% Loan yield – 6.63% Deposit cost – 1.34% Efficiency Ratio for Fourth Quarter 2008 – 59.1% NPA Ratio at December 31, 2008 – 2.60% Credit Loss Allowance to Net Loans at December 31, 2008 – 1.72%

PacWest Bancorp Overview Operating Principles & Objectives Credit DDA & NIM Trends Expense Control Acquisition Strategy Performance Charts

Operating Principles Profitability is Top Priority Strategic Focus on Low-Cost Deposits Strong Expense Management Solid Credit Quality Is a Must Results Include Strong Net Interest Margin Controlled Operating Expenses

2009 Objectives Continued Focus on Credit Serve the Best and Largest Customers Grow DDA Balances Maintain Net Interest Margin Minimal Bank Acquisition Activity Pursue Deposit Base Acquisitions

PacWest Bancorp Overview Operating Principles & Objectives Credit DDA & NIM Trends Expense Control Acquisition Strategy Performance Charts

Non-Owner Occupied Residential Construction Exposure As of December 31, 2008 As of Number Average December 31, 2007 Loan Category of loans loan balance Balance Balance Decrease (Dollars in thousands) Residential land acquisition and development 22 2,511 $ 55,236 $ 77,701 $ (22,465) $ Residential nonowner-occupied single family 33 2,273 75,024 132,693 (57,669) Unimproved residential land 16 3,175 50,799 56,181 (5,382) Residential multifamily 10 5,160 51,597 84,533 (32,936) 81 2,872 $ 232,656 $ 351,108 $ (118,452) $

Nonaccrual and Past Due Loans Loan category 12/31/08 12/31/07 12/31/08 12/31/07 SBA 504 5,308 $ 3,351 $ - $ 4,457 $ SBA 7(a) and Express 7,544 7,006 2,330 1,109 Residential construction 14,738 9,475 5,342 9,530 Commercial real estate 11,081 519 26,674 8,795 Commercial construction 984 - 3,956 - Commercial 20,325 1,507 2,298 3,397 Commercial land 314 - 142 - Residential other 86 6 457 65 Residential land 1,665 220 - 3,003 Residential multifamily - - 3,292 - Other, including foreign 1,425 389 1,133 262 63,470 $ 22,473 $ 45,624 $ 30,618 $ Nonaccrual loans Accruing and over 30 days past due Balance as of (Dollars in thousands)

Charge-Off History Source: Company Filings December 31, 2008 Ratios: Nonaccrual Loans/Total Loans – 1.59% Credit Allowance/Net Loans – 1.72% Credit Allowance/Nonaccrual Loans – 108% 0.08% 0.29% 0.03% 0.00% 0.24% -0.11% 0.25% -0.03% -0.05% -0.05% 0.21% 0.08% -0.01% 0.10% 0.00% 0.07% 0.02% 0.01% -0.19% 0.07% 1.82% 0.50% 0.76% 0.76% 1Q03 3Q03 1Q04 3Q04 1Q05 3Q05 1Q06 3Q06 1Q07 3Q07 1Q08 3Q08 Net Charge-Offs to Average Loans

PacWest Bancorp Overview Operating Principles & Objectives Credit DDA & NIM Trends Expense Control Acquisition Strategy Performance Charts

Non-Interest Bearing Deposits to Total Deposits at Year End * Excludes a short-term interest bearing deposit received on December 31, 2004 Source: Company Filings and SNL DataSource * 34% 38% 42% 46% 35% 33% 49% 43% 37% 22% 23% 24% 24% 22% 21% 23% 22% 22% 2000 2001 2002 2003 2004 2005 2006 2007 Q4 2008 PACW CA Peers

Strong Annual Net Interest Margin Versus Peers Peers Defined as median of all Major Exchange (NYSE, AMEX, NASDAQ) Banks with $3B to $7B in Assets as of period end. Source: Company Filings and SNL DataSource 5.30% 5.41% 5.24% 5.58% 5.32% 6.81% 6.37% 6.67% 6.34% 3.79% 4.19% 4.00% 3.96% 3.91% 3.91% 3.90% 3.82% 3.64% 2000 2001 2002 2003 2004 2005 2006 2007 2008 PACW Peers

PacWest Bancorp Overview Operating Principles & Objectives Credit DDA & NIM Trends Expense Control Acquisition Strategy Performance Charts

* - The operating efficiency ratio for 2008 excludes the goodwill write-off, a legal settlement and reorganization costs. See “Non-GAAP Measurements” slide. Source: Company Filings Average Branch Size Source: Company Filings and SNL DataSource Focus and Execution Drive Efficiency 78% 70% 66% 55% 57% 50% 47% 48% 59% 2000 2001 2002 2003 2004 2005 2006 2007 2008* Operating Efficiency Ratio $35 $45 $51 $59 $61 $56 $55 $54 $56 2000 2001 2002 2003 2004 2005 2006 2007 2008 Average Branch Size ($ - M)

PacWest Bancorp Overview Operating Principles & Objectives Credit DDA & NIM Trends Expense Control Acquisition Strategy Performance Charts

Acquisition Strategy Banks Similar Strategic Focus In-Market Consolidation Key Drivers of Accretion Cost Savings Customer Retention Margin Improvement Deposit Bases High Transaction Account Balances Proximity to Existing Offices New Customer Relationships

Strong Franchise Value * Source: SNL DataSource $4.5 Billion in Assets 11th Largest Publicly Traded CA Bank* Largest Independent Bank in San Diego County Southern California Footprint 61 Branches Profitability Strong Capital Base Low Cost of Deposits High Net Interest Margin Solid Credit Quality

Attractive Southern California Footprint

PacWest Bancorp Overview Operating Principles & Objectives Credit DDA & NIM Trends Expense Control Acquisition Strategy Performance Charts

EPS Trends Source: Company Filings * Represents operating earnings. See “Non-GAAP Measurements” slide. **Consensus Estimates from First Call as of February 24, 2009. PacWest does not provide earnings guidance. Analyst estimates are provided for convenience only, and PacWest is neither endorsing nor adopting such estimates or the projections of any research analysts who cover the Company. $1.23 $1.58 $2.02 $2.27 $2.98 $3.25 $3.18 $1.18 $0.86 2001 2002 2003 2004 2005 2006* 2007* 2008* 2009E Consensus**

Stock Performance vs. Indices Data Through 2/24/09 0 100 200 300 400 500 Jun-00 Jun-01 Jun-02 Jun-03 Jun-04 Jun-05 Jun-06 Jun-07 Jun-08 PacWest KBW Bank Index S&P 500

Non-GAAP Information The Company uses certain non-GAAP financial measures to provide meaningful supplemental information regarding the Company’s operational performance and to enhance investors’ overall understanding of such financial performance. These non-GAAP financial measures are presented for supplemental informational purposes only for understanding the Company’s operating results and should not be considered a substitute for financial information presented in accordance with GAAP. These non-GAAP financial measures presented by the Company may be different from non-GAAP financial measures used by other companies. The table on the following slide presents a reconciliation of the non-GAAP financial measurements to the GAAP financial measurements and certain key performance ratios

Non-GAAP Measurements Source: Company Filings 2008 2007 2006 Net (loss) earnings as reported (728,065) $ 90,326 $ 75,998 $ Legal settlement, net of tax 452 - - Reorganization costs, net of tax 150 1,004 1,057 Goodwill write-off 759,709 - - Net operating earnings 32,246 $ 91,330 $ 77,055 $ Noninterest expense as reported 905,935 $ 142,265 $ 121,455 $ Legal settlement (780) - - Reorganization costs (258) (1,731) (1,822) Goodwill write-off (761,701) - - Operating noninterest expense 143,196 $ 140,534 $ 119,633 $ GAAP basic shares outstanding 27,176.6 28,571.9 23,476.4 Effect of restricted stock and dilutive stock options (a) - 104.1 203.9 GAAP diluted shares outstanding 27,176.6 28,676.0 23,680.3 Operating earnings basic shares outstanding 27,176.6 28,571.9 23,476.4 Effect of restricted stock and dilutive stock options 38.2 104.1 203.9 Operating earnings diluted shares outstanding 27,214.8 28,676.0 23,680.3 GAAP: Basic earnings (loss) per share (26.79) $ 3.16 $ 3.23 $ Diluted earnings (loss) per share (a) (26.79) $ 3.15 $ 3.21 $ Return on average assets (15.43%) 1.73% 1.72% Return on average equity (106.28%) 7.66% 9.13% Dividend payout ratio (b) 40.63% 37.69% Efficiency ratio 371.7% 47.7% 47.0% Operating (non-GAAP): Basic earnings (loss) per share 1.19 $ 3.20 $ 3.28 $ Diluted earnings (loss) per share 1.18 $ 3.18 $ 3.25 $ Return on average assets 0.68% 1.75% 1.75% Return on average equity 4.71% 7.75% 9.26% Dividend payout ratio 108.03% 40.19% 37.19% Efficiency ratio 58.7% 47.2% 46.3% (a) Anti-dilutive for the year ended December 31, 2008. (b) Not meaningful. (In thousands, except per share data and percentages) For the Years Ended December 31,